UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 15, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.02 Termination of a Material Definitive Agreement
The information set forth in Item 8.01 below, as to the satisfaction and discharge of the First Supplemental Indenture (as defined below), is incorporated by reference into this Item 1.02.
Item 8.01 Other Events.
On August 15, 2025 (the “Redemption Date”), First Interstate BancSystem, Inc. (the “Company”) redeemed all of its outstanding 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”), in accordance with the terms of the Indenture, dated as of May 15, 2020 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 15, 2020 (the “First Supplemental Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), which permitted the redemption of the Notes on any interest payment date (February 15, May 15, August 15 and November 15 of each year) beginning on May 15, 2025. The Company, through the Depository Trust Company, previously notified the holders of the Notes on July 3, 2025 that it had elected to redeem the Notes on the Redemption Date.
The Company irrevocably deposited with the Trustee funds in an amount sufficient to pay the Redemption Price and satisfy and discharge its obligations under the Notes and the First Supplemental Indenture. As a result, the Company has been released from its obligations under the Notes and the First Supplemental Indenture pursuant to the satisfaction and discharge provisions thereunder, effective as of the Redemption Date.
The Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of June 10, 2025, by and among the Company and the Trustee, will continue to govern the Company’s obligations with respect to its outstanding $125,000,000 aggregate principal amount of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer